UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

__________________________

FORM 8-K

__________________________

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 26, 2022 (July 27,2022)

__________________________

Volcon, Inc.

(Exact Name of Registrant as Specified in its Charter)

__________________________

Delaware	001-40867	84-4882689
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2590 Oakmont Drive, Suite 520

Round Rock, TX 78665

(Address of Principal Executive Offices and Zip Code)

(512) 400-4271

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	VLCN	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02.	Departure of Directors or Certain Officers; Election Of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amendment to the Volcon, Inc. 2021 Stock Plan

On July 26, 2022, at the Annual Meeting of Stockholders (the “2022 Annual Meeting”) of Volcon, Inc. (the “Company”), the Company’s stockholders approved an amendment (the “Amendment”) to the Company’s 2021 Stock Plan. The Amendment increased the aggregate number of shares available for issuance under the 2021 Stock Plan by 4,000,000 shares (from 3,000,000 to 7,000,000 shares). The 2021 Stock Plan and the Amendment are described in further detail in the Company’s definitive proxy statement on Schedule 14A for the 2022 Annual Meeting (the “Definitive Proxy Statement”) filed with the Securities and Exchange Commission (the “SEC”) on June 14, 2022. A copy of the Amendment, as approved at the 2022 Meeting, is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated into this item by reference.

ITEM 5.07.	Submission of Matters to a Vote of Security Holders.

Set forth below are the four proposals that were voted on at the 2022 Annual Meeting held July 26, 2022 and the stockholder votes on each such proposal, as certified by the 2022 Annual Meeting inspector of election. Each of the proposals, described in further detail in the Definitive Proxy Statement, was approved by the Company’s stockholders. Other than the four proposals summarized below, no other item of business was submitted at the 2022 Annual Meeting for stockholder action.

On the record date for the 2022 Annual Meeting, there were 24,334,871 shares of Company common stock issued, outstanding and entitled to vote. Stockholders holding 13,743,418 shares of Company common stock were present at the 2022 Annual Meeting, in person or represented by proxy.

Proposal 1: The five nominees named in the Company’s Definitive Proxy Statement were elected to serve a one-year term expiring at the 2023 Annual Meeting of the Stockholders or until his or her successor is duly elected and qualified, based upon the following votes:

Nominee	For	Withheld	Broker Non-Vote
Jordan Davis	10,947,759	286,742	2,508,917
Jonathan Foster	10,926,422	308,079	2,508,917
John Kim	10,943,646	290,855	2,508,917
Christian Okonsky	10,897,310	337,191	2,508,917
Karin-Joyce Tjon	10,960,005	274,496	2,508,917

Proposal 2: The proposal to approve the Amendment to the Company’s 2021 Stock Plan was approved by the following votes:

For	Against	Abstain	Broker Non-Vote
10,142,530	1,020,372	71,599	2,508,917

2

Proposal 3: The proposal to approve the Company’s Second Amended and Restated Certificate of Incorporation to authorize the Board of Directors to effect a reverse stock split of the Company’s common stock was approved by the following votes:

For	Against	Abstain	Broker Non-Vote
12,502,242	1,055,270	185,906	0

Proposal 4: The appointment of MaloneBailey, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022 was ratified, having received the following votes:

For	Against	Abstain	Broker Non-Vote
13,409,161	208,384	125,873	0

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Amendment to the Volcon, Inc. 2021 Stock Plan (as amended and restated)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

3

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Volcon, Inc.
(Registrant)

Date: July 27, 2022	/s/ Greg Endo
Greg Endo Chief Financial Officer

4